UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2020

RTI SURGICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	RTIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously announced, the Audit Committee of the Board of Directors (the “Board”) of RTI Surgical Holdings, Inc. (the “Company” or “RTI”), with the assistance of independent legal and forensic accounting advisors, is in the process of conducting an internal investigation of matters relating to the Company’s revenue recognition practices for certain contractual arrangements, primarily with OEM customers, including the accounting treatment, financial reporting and internal controls related to such arrangements (the “Investigation”). The Investigation was precipitated by an ongoing investigation by the Securities and Exchange Commission (the “SEC”) initially related to the periods 2014 through 2016. The Investigation is ongoing, and the Company is cooperating with the SEC in its investigation.

On April 7, 2020, the Audit Committee of the Board of Directors concluded that the Company will restate its previously issued audited financial statements for the years ended December 31, 2014, 2015, 2016, 2017 and 2018 and its unaudited financial statements for the quarterly periods for 2016-2018 and the nine months ended September 30, 2019 (the “Relevant Periods”). Accordingly, investors should no longer rely upon the Company’s previously released financial statements as of and for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, and the reports on the financial statements and internal control over financial reporting of the Company’s independent registered public accounting firm thereon; or the quarterly financial statements and other financial data released related to the Relevant Periods.

The Company has concluded that revenue for certain invoices should have been recognized at a later date than when originally recognized. In response to binding purchase orders from certain OEM customers, goods were shipped and received by the customers before requested delivery dates and agreed-upon delivery windows. In many instances, the OEM customers requested or approved the early shipments, but the Company has determined that on other occasions the goods were delivered early without obtaining the customers’ affirmative approval. In addition, the Company has concluded that in July 2017, an adjustment was improperly made to a product return provision in the Direct Division. Accordingly, the Company will revise its financial statements to correct these errors and any others as it finalizes the Investigation. The Company and the Audit Committee of the Board of Directors have discussed these matters with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

Item 8.01	Other Events.

RTI Surgical Holdings, Inc. (the “Company” or “RTI”) previously postponed the special meeting of its shareholders (the “Special Meeting”), which was scheduled for May 13, 2020, and the annual meeting of its shareholders (the “Annual Meeting”), which was also scheduled for May 13, 2020. The Company has decided to combine the Special Meeting and Annual Meeting into one Annual Meeting that will occur on June 15, 2020. The rescheduled Annual Meeting will be held in Deerfield, Illinois at 9:00 a.m. local time at 520 Lake Cook Road, Suite 315, Deerfield, Illinois 60015. Holders of record of the Company’s common stock at the close of business on May 5, 2020, are entitled to notice of and to vote upon matters considered at the Annual Meeting. The stockholders will now consider and vote on, among other things, various proposals to close the previously announced sale of the Company’s OEM business, pursuant to the Equity Purchase Agreement, dated January 15, 2020 with Ardi Bidco Ltd., a Delaware corporation and an entity affiliated with Montagu Private Equity LLP, at the Annual Meeting.

Important Additional Information and Where to Find It

In connection with the proposed transaction, RTI Surgical Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the meeting related to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.rtix.com, or by contacting the Company’s Investor Relations at (847) 530-0249.

Participants in Solicitation

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the Company’s participants is set forth in the proxy statement, filed March 25, 2019, for the Company’s 2019 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s Form 10-K for the fiscal year ended December 31, 2018 and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) uncertainty as to the scope, timing and ultimate findings of the Company’s previously announced internal investigation; (ii) the costs and expenses relating to the internal investigation; (iii) the impact of the internal investigation on the Company, its management and operations, including potential financial impact on the Company; (iv) the risk of potential litigation or regulatory action arising from the internal investigation and its findings or from the failure to timely file the Form 10-K; (v) the potential identification of control deficiencies, including potential material weaknesses in internal control over financial report and the impact of the same; (vi) potential reputational damage that the Company may suffer as a result of the matters under investigation; (vii) the risk that the filing of the Form 10-K will take longer than currently anticipated; (viii) the Company’s ability to develop a plan to regain compliance with the continued listing criteria of the Nasdaq Stock Market, Nasdaq’s acceptance of such plan, and the Company’s ability to execute such plan and to continue to comply with the applicable listing standards within the available cure period; (ix) general worldwide economic conditions and related uncertainties; (x) the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; (xi) the failure by the Company to identify, develop and successfully implement immediate action plans and longer-term strategic initiatives; (xii) our ability to continue production; (xiii) the reliability of our supply chain; (xiv) our ability to meet obligations under our debt or material agreements; (xv) the duration of decreased demand for our products; (xvi) our ability to recall employees; (xvii) whether or when the demand for procedures will increase; (xviii) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and capital to fund its operations and pay its obligations as they become due, including the impact of adverse trends or disruption in the global credit and equity markets; (xix) our financial position and results, total revenue, product revenue, gross margin, and operations; (xx) the risk that the Company may be unable to obtain shareholder approval for the proposed transaction or that the Company or the Buyer may be unable to obtain regulatory approvals required for the proposed transaction, or required regulatory approvals may delay the proposed transaction; (xxi) the risk that a condition to the closing of the proposed transaction may not be satisfied; (xxii) the risk that the occurrence of an event that could give rise to termination of the definitive agreement; (xxiii) the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (xxiv) the timing to consummate the proposed transaction; (xxv) the effect of the announcement or disruption from the proposed transaction making it more difficult to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; (xxvi) the diversion of management time and attention on the proposed transaction; (xxvii) the effect and timing of changes in laws or in governmental regulations; and (xxviii) other risks described in our public filings with the SEC. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL HOLDINGS, INC.

Date: April 9, 2020	By:	/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Administrative Officer